Exhibit 99.1

IVCA/Bigtincan Holdings Limited Proposal Update

NEW YORK—(BUSINESS WIRE)—Investcorp India Acquisition Corp. (Nasdaq: IVCA) (“IVCA”) announced today that it has substantially concluded its diligence work and negotiations with Bigtincan Holdings Limited (ASX: BTH) (“BTH”) in connection with IVCA’s previously announced proposal to consummate a business combination with BTH that would bring BTH to Nasdaq (the “IVCA Proposal”).

Pursuant to the IVCA Proposal and the subsequent negotiations, it is anticipated that the final definitive agreements would contemplate the exchange of all the shares in BTH for shares in Bigtincan Limited (“Pubco”), a newly formed Cayman Islands holding company at an implied equity value of US$275 million (~A$0.47 per BTH share) on a fully diluted basis and assuming an AUD/USD exchange rate of 0.69.

IVCA believes that the transactions contemplated by the IVCA Proposal and subsequent negotiations between IVCA and BTH (together, the “Transaction”) offers the best value to BTH shareholders, customers, employees and partners and presents an opportunity to allow BTH to capitalize on its innovative work in sales enablement and AI technologies to build a global leader in one of the most exciting sectors within enterprise software.

Subject to the execution of definitive documentation, it is expected that Investcorp Investment Holdings Limited (“Investcorp”) will commit to making an initial US$12.5 million equity investment into Pubco to support its transition to Nasdaq. As currently contemplated (and subject to the execution of definitive documentation), it is expected that, in connection with the Transaction, BTH would be delisted from the Australian Securities Exchange (“ASX”), Pubco will become publicly listed on Nasdaq, and Investcorp will own approximately 20% of the equity of Pubco following the consummation of the Transaction at an approximate cost of US$4.73 per share of Pubco common equity (which, as currently contemplated, would equal approximately A$0.22 per share of common equity of BTH).

Pursuant to the Transaction, it is expected that the executed definitive documentation will include a cash facility to be made available to current shareholders of BTH who hold less than 5,000 shares of BTH common equity would have the option to sell their shares to BTH prior to the consummation of the Transaction at a price of approximately A$0.235 per share of BTH common equity tendered (subject to certain scale backs), which, if enacted, would represent a premium of approximately A$0.060 when compared to the current market price of shares of BTH common equity as of October 11, 2024 (approximately A$0.175).

IVCA believes that the Transaction, as currently contemplated, provides the best alternative for BTH shareholders and provides a path to take an innovative Australian business to a listing on Nasdaq. Additionally, IVCA is committed to supporting Henslow and Jett Capital, BTH’s corporate advisors, to find potential avenues for liquidity to BTH’s current shareholders who cannot or do not have a desire to hold Pubco shares following the consummation of the Transactions.

As currently contemplated by IVCA and BTH, it is expected that Pubco will continue to invest in Australia, including the potential establishment of an AI Technology Center based around the existing BTH team in Tasmania.

As currently contemplated, the Transaction does not have any financing conditions and is subject to, among other things, the entry into definitive agreements by IVCA and BTH, which IVCA believes are close to finalization and execution. Once the binding definitive agreements have been executed, IVCA expects that the Transaction will be subject to customary closing conditions, including the receipt of IVCA shareholder approval, BTH shareholder approval, and the receipt of approval by both U.S. and Australian regulators.

About IVCA

IVCA was formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities.

Cautionary Note Regarding Forward-Looking Statements

This press release includes certain statements that are not historical facts, but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends that are not statements of historical matters. These forward-looking statements are based on various assumptions, whether or not identified in this press release, and on current expectations of the management of IVCA and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of IVCA. Potential risks and uncertainties that could cause the actual results to differ materially from those express or implied by forward-looking statements include, but are not limited to, the ability of BTH and IVCA to sign definitive documentation in connection with the Transaction on a timely basis or at all, the outcome of any legal proceedings that may be instituted in connection with the Transaction, delays in obtaining or the inability to obtain necessary regulatory approvals or complete regulatory reviews required to complete the Transaction, the risk that the Transaction disrupts current plans and operations, the inability to recognize the anticipated benefits of the Transaction, which may be affected by, among other things, competition, the ability of Pubco to grow and manage growth profitably with customers and suppliers and retain key employees, costs related to the Transaction, the risk that the Transaction does not close at all, changes in applicable laws or regulations, the possibility that IVCA may be adversely affected by other economic, business, and/or competitive factors, uncertainty caused by the impacts from the conflict in Russia and Ukraine and risking levels of inflation and interest rates, the risk that the approval of the shareholders of BTH or IVCA is not obtained, BTH’s and IVCA’s ability to satisfy the conditions to closing of the Transaction, and the risks discussed in IVCA’s public records filed with the U.S. Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, as well as preliminary and definitive proxy statements/prospectuses that Investcorp may file with the SEC in connection with the Transaction. If any of these risks materialize or IVCA’s assumptions prove incorrect, actual results would differ materially from the results implied by these forward-looking statements. There may be additional risks that IVCA presently does not know or that IVCA believes are immaterial, which would also cause actual results to differ from those contained in these forward-looking statements. In addition, forward-looking statements reflect IVCA’s expectations, plans, or forecasts of future events and views as of the date of this press release. IVCA anticipates that subsequent events and developments may cause its assessments to change. IVCA specifically disclaims any obligation to update or revise any forward-looking statements, except as required by law. These forward-looking statements should not be relied upon as representing IVCA’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the Transaction. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Media Contacts:

International / GCC

Firas El Amine

+973 175 15404

felamine@investcorp.com